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                                                                   Exhibit 10.19

                      FIRST MODIFICATION OF LOAN AGREEMENT



     THIS FIRST MODIFICATION OF LOAN AGREEMENT ("First Modification") made and entered into as of the 20th day of October, 1997, by and among NATIONSBANK OF TENNESSEE, N.A., a national banking association ("Bank"), and MARK VII, INC., a Delaware corporation, and MARK VII TRANSPORTATION COMPANY, INC., a Delaware corporation (collectively "Borrower").

                                   RECITALS:

         A. Borrower has previously obtained from Bank a revolving line of credit facility (the "Loan") in the maximum principal amount of $25,000,000.

         B. The terms and conditions of the Loan are set forth in that certain Loan Agreement dated July 29, 1997 (the "Agreement")

         C. Borrower has asked Bank, and Bank has agreed, to make certain modifications to the Agreement as hereinafter set forth.

     NOW, THEREFORE, in consideration of the Loan from Bank to Borrower and the mutual covenants and agreements contained herein, and intending to be legally bound hereby, Bank and Borrower agree as follows:

     1. The definition of Accounts Receivable in Section 1.B. is hereby modified and amended by deleting subsection (iv) thereof and substituting in place thereof the following:

         (iv) which, in the aggregate, exclude the amount of allowances, as set forth in the consolidated balance sheets of Borrower, for those Accounts Receivables that are considered uncollectible or not qualified, and which allowances are acceptable to Bank in its reasonable discretion.

     2. The definition of Current Liabilities in Section 1.E. of the Agreement is hereby deleted in its entirety and substituted in place thereof shall be the following:

         E. CURRENT LIABILITIES: Current Liabilities means the aggregate amount of all current liabilities of Borrower as determined in accordance with GAAP, consisting primarily of accrued transportation charges and deferred income taxes, as shown on Borrower's financial statements provided to Bank, but excluding specifically other current and accrued liabilities as shown on said financial



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         statements consisting primarily of accrued wages and bonuses, accrued agency fees, sales commissions, non-operating corporate expenses, self-insurance claims and other non-operational type accruals.

     3. Section 5.G. of the Agreement is hereby deleted in its entirety and substituted in place thereof shall be the following:

         G. DIVIDENDS AND DISTRIBUTIONS: Make any distribution (other than dividends payable in capital stock of Borrower, or dividends payable between persons composing Borrower or any Subsidiaries) on any shares of any class of its capital stock or apply any of its property or assets to the purchase, redemption or other retirement of any shares of any class of capital stock of Borrower in any fiscal year exceeding in the aggregate for the fiscal year 1997 of Eight Million and No/100 Dollars ($8,000,000.00), and thereafter a sum which is equal to one hundred percent (100%) of Net Income for the prior fiscal year (exclusive of any redemptions of capital stock made by Borrower prior to July 29, 1997), or in any way amend its Structure.

     4. All other terms, conditions and provisions of the Agreement not expressly modified hereby shall remain in full force and effect and Borrower does hereby ratify and affirm all terms and conditions thereof, as well as all other documents evidencing, securing or relating to the Loan.

     IN WITNESS WHEREOF, the parties have executed this First Modification as of the date first above written.




                                    BANK:

                                    NATIONSBANK OF TENNESSEE, N.A.


                                    By: /s/ Michael R. Frick
                                    --------------------------------
                                    Name: Michael R. Frick
                                    Title: Vice President

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                            BORROWER:

                            MARK VII, INC.

                            By: /s/ Philip L. Dunavant
                                -----------------------------------------------

                            Name: Philip L. Dunavant

                            Title: Exec. Vice President/Chief Financial Officer


                            Attest: /s/ Carol L. Clement
                                    -------------------------------------------
                            Name: Carol L. Clement

                            Title: Assistant Vice President


                            MARK VII TRANSPORTATION COMPANY, INC.

                            By: /s/ Philip L. Dunavant
                                -----------------------------------------------

                            Name: Philip L. Dunavant

                            Title: Exec. Vice President



                            Attest: /s/ Carol L. Clement
                                    -------------------------------------------
                            Name: Carol L. Clement

                            Title: Assistant Vice President